UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2005

Alion Science and Technology
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-89756	54-2061691
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 Tysons Boulevard, Suite 1300, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-918-4480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On April 1, 2005, Alion Science and Technology Corporation ("Alion", the "Company") entered into an Incremental Term Loan Assumption Agreement and Amendment No. 1 (the "Amendment Agreement"), pursuant to which (a) certain terms of the Credit Agreement dated as of August 2, 2004 by and among the Company, Credit Suisse First Boston, acting through its Cayman Islands branch, individually and as Administrative Agent ("CSFB"), and certain other parties, were amended (as amended, the "Credit Agreement"), and (b) the Company received a total of $72 million in additional term loans from a group of lenders in accordance with the terms of the Credit Agreement.

A copy of the Amendment Agreement is attached to this current report on Form 8-K as Exhibit 10.54 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Amendment Agreement and the transactions contemplated thereby is not intended to be complete, and is qualified in its entirety by the complete text of the Amendment Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 1, 2005, the Company entered into the Amendment Agreement, pursuant to which the Company received a total of $72 million in additional term loans from a series of lenders in accordance with the terms of the Credit Agreement. The Company’s obligations in connection with those additional term loans became effective as of April 1, 2005.

A copy of the Amendment Agreement is attached to this current report on Form 8-K as Exhibit 10.54 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Amendment Agreement and the transactions contemplated thereby is not intended to be complete, and is qualified in its entirety by the complete text of the Amendment Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alion Science and Technology

April 6, 2005	By:	John M. Hughes

Name: John M. Hughes
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.54	Incremental Term Loan Assumption Agreement and Amendment No. 1 dated as of April 1, 2005, by and among the Company, Human Factors Applications, Inc. ("HFA"), ManTech Environmental Technology, Inc. ("METI"), Carmel Applied Technologies, Inc. ("CATI"), CSFB, and the lenders party thereto, related to the Credit Agreement dated as of August 2, 2004, by and among the Company, HFA, METI, CATI, the lenders from time to time party to the Credit Agreement (the "Lenders"), and CSFB, as administrative agent and as collateral agent for the Lenders.